STATE OF CALIFORNIA

COUNTY OF SAN FRANCISCO

                             OPTION AGREEMENT

IN CONSIDERATION of TEN DOLLARS ($10.00) (hereinafter referred to as the
"Option  Consideration"),  in  hand paid to  GEORGIA
PROPERTIES,  INC.,  a
Delaware corporation (hereinafter referred to as "Seller"), the receipt of which is hereby acknowledged, Seller hereby grants, conveys and extends to
WILLIAM R. DIXON, JR., an individual resident of California (hereinafter referred to as "Purchaser"), the exclusive right and option to purchase, upon the terms and conditions set forth herein, .the
"Property"  more
particularly described below.

1.   Option Period.

     1.1 Expiration Date. This Option shall expire and be of no further force and effect, unless sooner exercised, at twelve o'clock midnight,  Eastern Time, on April 30, 1996
(hereinafter  referred
          to as the "Expiration Date").

     1.2 Notice of Exercise. Purchaser may exercise this Option by giving
          Seller written notice of its election to exercise this Option, which notice shall be given on or before the Expiration Date. The date of such written notice is hereinafter referred to as the
          "Exercise Date."

2. Contract. Upon exercise, this Option shall be deemed a contract between the parties hereto and the Option Consideration shall thereupon become the "Earnest Money" hereunder.

3.    Conveyance. Seller agrees to sell and convey and
Purchaser agrees  to
purchase  and  take title to that certain parcel of real
estate  lying  and
being  in  Land Lot 186 of the 14th District, Fulton County,
Georgia,  and
being  more  particularly described on Exhibit "A" attached
hereto  and  by
this  reference  made a part hereof, including all
improvements,  fixtures,
rights,   privileges,   personal  property,  leases,
rental   agreements,
easements, hereditaments and appurtenances thereto, together with all right, title and interest of Seller in and to the land lying in the bed of any street, road, avenue or alley, open or proposed, public or private, in front of or adjoining said property to the center line thereof (hereinafter collectively referred to as the "Property").

4.    Purchase Price and Payment. The purchase price
(hereinafter  referred
to as the "Purchase Price") of the Property shall be the sum of
$3,500,000.00, which Purchase Price shall be paid as follows:

     4.1  Earnest  Money.  The  Option  Consideration  has
been  paid   by
          Purchaser's  check  to  Seller  upon  the
execution  hereof   by
          Purchaser.   The  Option Consideration became the
Earnest  Money
          upon  exercise  of this Option by Purchaser.  Such
Earnest  Money
          shall be applied to the Purchase Price due at Closing.

     4.2  Existing  Note. Payment of a portion of the
Purchase Price  shall
          be  made  by Purchaser's assumption of the
obligations of  Seller
          pursuant to the instruments listed at Items 4, 5
and 6 of Exhibit
          "B"  (hereinafter  collectively  referred  to  as
the  "Existing
          Security  Deed") and the assumption of the
indebtedness evidenced
          by    the   note   which   said   instruments
were   given   to
          secure(hereinafter referred to as the "Existing
Note").   Seller
          shall continue to make all payments due under the Existing Note up to the time of closing. Seller will request from the holder thereof and, if received, will present at Closing an estoppel letter from the holder of the Existing Note and the Existing
          Security Deed, dated

          not  more than five (5) days prior to the Closing
Date, verifying
          the principal amount then outstanding, setting forth the accrued and unpaid interest and any requirements of such holder for transferring the loan evidenced thereby, stating that no default or situation which would, given the passage of time, become a default, exists thereunder, that consummation of the transaction contemplated hereby will not constitute a default thereunder, that any "open-end" or "dragnet" clause contained therein is waived, and that the Existing Note may be prepaid at any time, in whole or in part, without premium, penalty, or the payment of unearned  interest.  Interest  on  the  Existing
Note  shall  be
          prorated and accounted for at Closing. Purchaser shall pay any transfer  charges  (up to a maximum of one percent
(1%)  of  the
          unpaid principal balance of the Existing Note) required by the holder of the Existing Note. Seller shall request from said holder a release of the obligations of Seller under the Existing
          Note and Existing Security Deed, but obtaining said release shall not be a condition precedent to Seller's obligation to close hereunder.

     4.3 Indebtedness of Seller to Purchaser. Seller is indebted to
          Purchaser pursuant to the terms of a certain Note by Seller to
          Purchaser, dated as of the date hereof, in the original principal amount of $1,150,000.00 (hereinafter referred to as the "GPI
          Note")  payment of which is secured by a certain
Second  Priority
          Deed to Secure Debt and Security Agreement, dated of even date herewith, by Seller in favor of Purchaser which encumbers the
          Property  (hereinafter referred to as the "GPI
Security  Deed").
          The unpaid principal balance of the GPI Note, together with all accrued but unpaid interest thereon (hereinafter referred to as the "GPI Debt"), shall be applied as a credit against the
          Purchase  Price  due  at  Closing. At  Closing,
Purchaser  shall
          deliver  to Seller the GPI Note, marked "PAID IN
FULL,"  the  GPI
          Security Deed, marked "FOR SATISFACTION OF RECORD" and all other documents or instruments evidencing or securing the GPI Debt shall be terminated and cancelled.

     4.4  Purchase  Money  Note  and Security Deed. The
remainder  of  the
          Purchase   Price  shall  be  paid  by  Purchaser
executing   and
          delivering   to   Seller   a  purchase  money
promissory   note
          (hereinafter  referred to as the "Purchase Money
Note")  in  the
          amount  of  such remainder, which Purchase Money
Note  shall  be
          secured by a purchase money second priority deed to secure debt conveying Property (hereinafter referred to as the "Purchase
          Money  Security  Deed"). The indebtedness of the
Purchase  Money
          Note shall be payable as follows:

          "From and after the date thereof (until default or maturity as therein provided), interest on the outstanding principal balance shall  accrue  at  the  rate of eight  percent
(8%)  per  annum.
          Interest at said rate shall be due and payable, in arrears, monthly, commencing on the first day of each and every calendar month during the term hereof. The entire outstanding principal balance, together with all accrued but unpaid interest and all other sums due thereunder, shall be due and payable in full on
          December 31, 1996."

          4.4.1      Prepayment.  Purchaser  or.  assigns
shall  have  the
               privilege of prepaying said Purchase Money
Note in whole  or
               in part, without any penalty or premium, whatsoever, or the payment of unearned interest, at any time. In addition,

                                     2

               the Purchase Money Note shall require a prepayment of
               principal in the amount of $250,000.00 on the LATER TO OCCUR of: (a) May 1, 1996; or (b) the date of the conveyance by
               Deed of the Property by Seller to Purchaser hereunder.

          4.4.2      Application  of Payments. Installment
payments,  when
               made, shall be applied first toward the payment of interest and  then  to  the  payment  of principal.
Prepayments  of
               principal shall be accompanied by interest at said rate on the amount of principal so prepaid, computed from the last regular installment payment date, or the date of the
               Purchase Money Note, whichever is the most recent.

          4.4.3     Form of Documents. The Purchase Money
Note and Purchase
               Money Security Deed shall be in the form
reasonably required
               by  Seller's  counsel and reasonably approved
by  Purchaser.
               Specifically,   Purchaser  shall  not  have
any   personal
               liability for payment of the indebtedness evidenced by the
               Purchase Money Note or performance of
obligations under  the
               Purchase Money Security Deed. In addition,
Purchaser  agrees
               to  execute  such affidavits and other
documents  reasonably
               required by Seller's counsel in order to obtain a Loan
               Policy of Title Insurance in favor of Seller.

          4.4.4 Notice and Opportunity to Cure.

               4.4.4.1   The   Purchase  Money  Note  shall
contain   the
                         following provision:

                         "Notwithstanding  any provisions
herein  contained
                         to  the  contrary, in the event a
default  should
                         occur  under this instrument or the
Deed to Secure
                         Debt  securing this instrument, the
Holder  shall
                         provide  the  Maker with written
notice  of  such
                         default and allow the Maker fifteen
(15) days from
                         receipt  of  such notice to cure
same  before  the
                         Holder  may accelerate the
indebtedness  evidenced
                         hereby or take any action under the
power of  sale
                         contained in such Deed to Secure
Debt."

               4.4.4.2   The Purchase Money Security Deed
shall contain the
                         following provision:

                         "Notwithstanding  any provisions
herein  contained
                         to  the  contrary, in the event a
default  should
                         occur  under  this instrument or
the Note  secured
                         hereby, Grantee shall provide
Grantor with written
                         notice  of such default and allow
Grantor  fifteen
                         (15) days from receipt of such
notice to cure same
                         before the Grantee may accelerate
the indebtedness
                         hereby secured or take any action
under the  power
                         of sale contained herein."

                         The Purchase Money Security Deed
shall contain the
                         following provisions:

                                     3

                         "This  Deed  and  the lien hereof
is  subject  and
                         subordinate  to that certain Deed
to  Secure  Debt
                         and Security Agreement from
Trustees of University
                         Real  Estate  Trust to Life
Insurance  Company  of
                         Georgia dated September 14, 1977,
recorded at Deed
                         Book   6791,  Page  138,  Fulton
County,  Georgia
                         Records,  in  the  original
principal  amount  of
                         $1,610,000.00, as modified from
time to time  (the
                         "Prior  Security  Deed").  In  the
event  of  any
                         default  in  performance of any of
the obligations
                         and  covenants of the Prior
Security Deed, or  any
                         other  prior security deed, Grantee
may  make  any
                         payment  or  perform any act
necessary to  relieve
                         any  such  default and the cost
thereof  shall  be
                         added to the indebtedness secured
hereby. Any such
                         default  in  any prior security
deed may,  at  the
                         option  of Grantee, be deemed an
event of  default
                         under this instrument giving
Grantee the right  to
                         accelerate   the  maturity  of  the
indebtedness
                         secured  hereby and to foreclose
pursuant  to  the
                         terms  hereof.     Grantor  hereby
assigns   unto
                         Grantee all surplus funds which may
come into  the
                         hands  of  the  holder of any prior
security  deed
                         upon  foreclosure  of the same,
hereby  directing
                         that  such excess proceeds be
forthwith paid  over
                         to  Grantee  upon  the  debt hereby
secured  upon
                         demand.  If  the  principal amount
of  any  prior
                         security deed is increased over the
amount of  the
                         then unpaid principal thereof, then
a sum equal to
                         the  amount  of  said increase
shall  immediately
                         become  due  and  payable  in
reduction  of   the
                         indebtedness secured by this
instrument."

                         "Should  Grantor  sell,  lease,
convey,  assigns,
                         pledge,  encumber or transfer all
or any  part  of
                         the Premises, or any interest
therein, voluntarily
                         or  involuntarily, whether by
operation of law  or
                         otherwise,  except  for  sales  or
transfers   of
                         equipment  and the granting of
leasehold interests
                         to tenants for occupancy in the
ordinary course of
                         business,     said occurrence shall
constitute  an
                         `Event of Default' under this
Deed."

5.    Closing; Deed. This transaction shall be closed by
delivery by Seller
to  Purchaser  of  a  properly executed limited warranty
deed  (hereinafter
referred  to  as  the  "Deed") conveying the Property,
against  receipt  by
Seller  of  the  Purchase  Price  and upon performance  of
all  the  other
obligations respectively incurred hereunder to be delivered
to the  offices
of  Scoggins, Ivy & Goodman, P.C., 245 Peachtree Center
Avenue, N.E.,  2800
Marquis One Tower, Atlanta, Georgia 30303, at a specific time and date selected by Purchaser (hereinafter referred to as the "Closing Date") giving notice thereof to Seller at least five (5) days prior to the selected time, but in no event later than thirty (30) days after the "Date of This Agreement" (as hereinafter defined), subject to adjournment to permit Seller to remove title objections under Paragraph 7 hereof.

                                     4

6. Warranties and Representations of Seller. In consideration of
Purchaser entering into this Agreement, and as an inducement to Purchaser to purchase the Property, Seller makes the following representations and warranties in this paragraph 6, each of which is important and is being relied upon by Purchaser:

     6.1 Title.   At Closing Seller shall convey "good and
marketable,  fee
          simple title" to the Property to Purchaser, subject only to the following exceptions (hereinafter referred to as the "Permitted
          Exceptions"):

     (a) Liens for ad valorem taxes not yet due and payable; and

     (b)  Those  exceptions shown on Exhibit "B" attached
hereto   and  by
          this reference made a part hereof.

          "Good and marketable, fee simple title" shall be such fee. title as  is  insurable  by  First  American  Title
Insurance  Company
          (hereinafter  referred  to as the "Title
Company"),  at  standard
          rates  on American Land Title Association Owner's
Policy Form  B-
          1992  (hereinafter  referred to as the "Title
Policy")  free  and
          clear of all exceptions except the Permitted
Exceptions.

     6.2  Authorization. Seller is a Delaware corporation,
duly  organized,
          validly  existing, and licensed to do business in
the  State  of
          Georgia as a foreign corporation. Seller has the
right, power and
          authority  to  make  and  perform  its
obligations  under   this
          Agreement and the execution, delivery and performance of this
          Agreement does not violate the Articles of Incorporation or
          Bylaws of Seller or any contract, agreement or commitment to which Seller is a party or by which Seller is bound. The
          execution and delivery of this Agreement and the performance by
          Seller of its obligations hereunder have been duly authorized by all necessary action on the part of Seller;

     6.3 Ownership. Seller is the sole owner of, and has the full power.
          and authority to sell and convey, the Property;

     6.4 Leases. Seller has not received notice of nor is Seller aware of
          (a) any pending or threatened claims by any tenant(s) or
          occupant(s) of the Property against Seller or by way of offset against Rental due from such tenant(s) or occupant(s), and (b)
          the breach or non-performance of any agreement or covenant with respect to any tenant(s) or occupant(s), except as is otherwise noted in the documentation to be delivered by Seller to Purchaser respecting the leases. The leases described in the rent roll delivered to Purchaser are in full force and effect, and no rent has been prepaid for the
          benefit of tenants, nor security deposits paid, other than as disclosed to Purchaser in the rent roll and, except as set forth on Exhibit "B" attached hereto, the leases have not previously been assigned, conveyed, pledged, hypothecated or otherwise alienated by Seller. The rental rates set forth on the rent roll accurately state the rentals that are being charged by Seller and paid by tenants of the Property;

     6.5 Limitation on Entering New Leases. Seller shall not enter into any rental agreements, leases or occupancy agreements with any third party with respect to any portion of the Property unless the same are at a market rental rate, on market terms and for a term not greater than one (1) year.

                                     5

     6.6 Litigation. Seller has not initiated, has not received written notice of, and is not aware of any actions, suits, proceedings or governmental investigations, pending or threatened, before any agency, court or other governmental authority which relates to the Property or the use thereof;

     6.7 Violation  of Laws. Seller has received no notice
of any violation
         of   applicable   law,  ordinance,  rule,
regulation,   code   or
         requirement  of  any  governmental  agency,  body
or  subdivision
         affecting   or  relating  to  the  Property,
including,   without
         limitation,   any   subdivision,   zoning,
building,   use    or
         environmental law, ordinance, rule, requirement or regulation.

     6.8  Condemnation. Except as set forth on Exhibit "B,"
Seller has  not
          received notice of nor is Seller aware of any pending or
          threatened proceedings, in eminent domain or otherwise, which would affect the Property or any portion thereof;

     6.9  Existing  Debt.  All documents delivered to
Purchaser  by  Seller
          pursuant to this Agreement are and will be true and correct copies of originals, to the extent not the originals thereof.
          Attached hereto as Exhibits "C" and "D," respectively, are true and  complete  copies of the Existing Security
Deed and  Existing
          Note. As of the date of this Agreement, the unpaid principal balance under the Existing Note is $1,063,368.21.
Seller  agrees
          not  to  modify or amend the Existing Security
Deed  or  Existing
          Note without Purchaser's approval (which may be withheld in
          Purchaser's sole discretion).

     6.10 Assessments.  Except  as  disclosed  in  writing
by  Seller   to
          Purchaser prior to the Closing, Seller has not received any notice of any intended public improvements which will result in any charge being levied or assessed against the Property or any delinquent taxes, assessments (special, general or otherwise), or bonds of any nature affecting the Property or any portion
          thereof;

     6.11 Liens and Other Claims. Seller has not received notice of any liens or encumbrances on, or claims to, covenants, conditions, restrictions, easements, rights- of-way or possession or use rights affecting the Property (or any part thereof) other than as identified on Exhibit "B," the rent roll or otherwise disclosed in this Agreement.

     6.12 Mechanic's Liens. There are no sums due, owing or unpaid for labor  or  materials  furnished to  the  Property
(or  any  part
          thereof) or on behalf of Seller which might give rise to a mechanic's lien;

     6.13 Encroachments.   Except  as disclosed in documents
furnished  by
          Seller to Purchaser or revealed by a current
survey delivered  to
          Purchaser,   Seller  is  not  aware  of  any
encroachments   of
          improvements from adjoining land onto the Property
(or  any  part
          thereof) nor from the Property onto adjacent land;

     6.14 Permits.  Seller  has  obtained  (a)  building
permits  for  all
          construction  performed  by  Seller  on  the
Property  and   all
          alterations and improvements constructed by tenants that Seller has approved pursuant to the leases to the extent building permits were required for such construction, alterations and improvements, (b) certificates of occupancy for all portions of the Property, and (c) to Seller's best knowledge, all other

                                     6

          required  permits and governmental authorizations
necessary  for
          the construction, occupancy and operation    of
the Property;

     6.15 Condition of Property.    To the best of Seller's
knowledge,  the
          improvements   and  buildings  situated  on  the
Property   are
          structurally sound and there are no structural,
latent  or  other
          physical defects in the same, except that
Buildings T, U, V and W
          are   settling   and  contain  cracks  therein.
The   preceding
          notwithstanding, in the event this transaction closes, Seller shall pay to Purchaser, upon request made by Purchaser to Seller during the first three (3) years following the Closing, the cost to correct the settling or cracking of Buildings
T, U, V and/or W
          in excess of $5,000.00.

     6.16 Hazardous Substances. As of the date of this Agreement and as of the Closing, to the best of Seller's knowledge the Property is not in violation of any laws, rules, regulations, ordinances or statutes related to hazardous or toxic materials and there are not present any hazardous or toxic materials in, on, under or about the Property, including the soil and groundwater, in quantities that would violate applicable hazardous materials laws,  rules, regulations, ordinances or statutes.
Seller further
          represents and warrants that during the period of Seller's ownership of the Property, neither Seller nor any third party has used, generated, manufactured, stored or disposed of in, on, under or about the Property or transported to or from the Real
          Property any hazardous or toxic materials.

     6.17 Indemnification.  Except as expressly herein
otherwise  provided,
          the  representations and warranties of Seller set
forth  in  this
          Agreement  shall  be  true on and as of the
Closing  as  if  such
          representations and warranties were made on and as
of such  time.
          Seller  shall  indemnify,  defend and  hold
Purchaser  free  and
          harmless  from  and against any and all claims,
losses,  damages,
          liabilities,  costs  or expenses (including,
without  limitation,
          attorneys'  fees)  incurred  by Purchaser  as  a
result  of  the
          inaccuracy  in  or  breach  of  any  of  the
representations  or
          warranties  of  Seller  contained  in  this
Agreement.  Seller's
          obligations  pursuant  to this Section  6.17
shall  survive  the
          Closing.

7. Title Objections. Purchaser shall have fifteen (15) days after the
"Date of This Agreement" in which to search title to the Property and in which to furnish Seller with a written statement of any title objections affecting the marketability of said title other than the Permitted
Exceptions. Seller shall have five (5) days after receipt of such objections (hereinafter referred to as the "Title Cure Period") to cure all valid title objections. Within five (5) days after the end of the Title
Cure Period, Seller shall give Purchaser written notice as to whether or not all valid title objections have been cured. If Seller fails to cure such valid title objections within the Title Cure Period, then, at the option of Purchaser, evidenced by written notice to Seller given within five (5) days after the receipt of the written notice from Seller required by the previous sentence, Purchaser may: (a) elect to rescind the transaction contemplated hereby, in which event the Earnest Money shall be refunded to Purchaser and no party shall have any further rights or obligations hereunder; (b) elect to extend the Closing Date for a period of up to sixty (60) days to allow Seller further time to cure such valid title objections; (c) elect to close the transaction contemplated hereby and receive the instruments required herein from the Seller irrespective of such title objections and without reduction of the Purchase Price. Seller shall not be required and is not obligated hereby to bring any

                                     7

action  or proceeding or otherwise to incur any expense to
render title  to
the  Property free of any liens, leases, encumbrances or
other  objections,
but  Seller  agrees not to voluntarily further encumber  the
Property.  If
Purchaser elects to extend the Closing Date as permitted by
Subsection  (b)
above,  and  on the extended Closing Date Seller has still
not  cured  such
valid  title  objections, Purchaser shall have the further
right  to  elect
Subsection (a) or (c).  Purchaser shall have the right to re-
examine  title
prior  to  Closing  and  notify Seller at Closing of any
title  objections
(other  than  the  Permitted Exceptions) which appear of
record  after  the
effective date of Purchaser's initial title examination and
before Closing.
The  Closing  Date  will  be adjourned as necessary  to
comply  with  this
Paragraph.    The acceptance of the Deed by Purchaser shall
be deemed to be
full performance of and discharge of every agreement and obligation on the part of Seller to be performed pursuant to the provisions of this
Agreement, except those pursuant to any provision hereof which are herein specifically stated to survive the Closing.

8. Survey. Purchaser or its agents shall have the privilege of going on
Property prior to Closing to make surveys, soil tests, percolation tests, hydrological studies, and other tests and inspections of Property and the parties performing such surveys or soil tests shall have the right to cut brush and limbs necessary to survey the lines of Property and to make soil borings. Any such survey shall be performed by a Georgia Registered Land
Surveyor selected by Purchaser, at Purchaser's sole expense, with the survey so made indicating the number of acres comprising the Property to the nearest one-hundredth of an acre, exclusive of the rights-of-way of public roads and utility transmission lines (hereinafter referred to as the
"Survey"). The legal description to be used in the Deed shall be the legal description attached hereto as Exhibit "A." If Purchaser so desires, Seller shall execute a quitclaim deed conveying the Property pursuant to a legal description prepared from the Survey.

9.    Closing  Costs.   Seller  shall pay the  State  of
Georgia  property
transfer  tax applicable to this transaction at Closing.
Seller shall  also
pay  its attorneys' fees, the costs of recording the Deed,
and the cost  of
recording  any  documents  necessary to cure title
objections.   Purchaser
shall pay the cost of the Title Policy, any intangibles taxes due as a result of this transaction, and its attorneys' fees.

10.  Apportionment of Taxes.    All city, state and county
ad valorem taxes
and   annual  special  charges  (e.g.,  street  lighting,
sewer,   garbage
collection, etc.) (hereinafter collectively referred to as
the "Taxes") for
the  calendar year of Closing shall be prorated and
accounted  for  between
Seller  and  Purchaser  at  Closing based on the latest
mileage  rate  and
assessment  available.  Should such proration be inaccurate
based  on  the
actual  bills, when received, either party hereto may demand and  shall  be
entitled  to  receive on demand, a payment from the other
correcting  such
malapportionment.  Seller shall be responsible for all
assessments (special
or  otherwise)  placed against Property prior to Closing,
irrespective  of
when payable. In the event any of the Taxes are due and
payable at the time
of Closing, the same shall be paid at Closing.    If the
Taxes are not paid
at Closing, Seller shall deliver to Purchaser the bills for the Taxes promptly upon receipt thereof and Purchaser shall thereupon be responsible for the payment in full of the Taxes within the time fixed for payment thereof and before the same shall become delinquent. In addition, Seller shall retain all security deposits, if any, held under leases affecting the
Property. The total of said security deposits shall be applied as a credit against the Purchase Price at Closing. The provisions of this Paragraph shall survive the Closing.

11. Casualty Loss. Until the Closing is consummated, the risk of ownership and loss of the Property shall belong to Seller. Seller shall not in any manner disturb, cut or remove the timber,

                                     8

pulpwood, trees, shrubs or bushes from the Property or commit waste to the
Property. The Property shall be in the same condition on the Closing Date as it is on the date of this Option, natural wear and tear excepted. In the event of damage to or destruction of the Property by fire or other casualty prior to the Closing, Purchaser may, at its option, elect:
(a) not to close
the transaction contemplated hereby, in which event the Earnest Money shall be refunded to Purchaser and no party shall have any further rights or obligations hereunder, or (b) to close the transaction contemplated hereby and receive the instruments required herein from Seller irrespective of such damage or destruction and without reduction of the Purchase Price, but with Seller's right to applicable insurance proceeds. Seller agrees to maintain existing casualty insurance policies, if any, on Property until
Closing.

12. Condemnation. Seller agrees to give Purchaser written notice of any action or proceeding pending or threatened for condemnation of any part of
Property by friendly acquisition or statutory proceeding which may result in the taking of all or any part of Property. Upon such notification,
Purchaser shall have the right, to be exercised within ten
(10) days  after
receipt of such notice, to rescind this Agreement and receive a refund of
Earnest Money. If Purchaser does not elect to rescind, this Agreement shall remain in full force and effect and Seller will credit Purchaser at Closing with any monies received by Seller by reason of such taking. If Purchaser does not elect to rescind after receipt of the required notice, all actions taken by Seller with regard to such proceedings, including but not limited to, negotiations, litigation, settlement, appraisals and appeals, shall be subject to the approval of Purchaser, which approval shall not be unreasonably withheld. Provided Purchaser does not rescind, Seller will assign at Closing all of the Seller's interest in and to any condemnation award or offers, relating to Property and Purchaser shall be entitled to participate in and direct such proceedings and any settlement related thereto.

13.   Environmental Compliance.  Seller hereby represents
and  warrants  to
Purchaser as follows: The Property has in the past, does now and at Closing
will  conform to all applicable state and federal
environmental  protection
legislation  and regulations, including, without limitation,
The  Resource
Conservation  and Recovery Act of 1976 and The Comprehensive
Environmental
Response,  Compensation and Liability Act of 1980, as each
may  be  amended
from  time  to  time; there have been, are now and at
Closing  will  be  no
handling,  storage, treatment, transportation or disposal of any  solid  or
hazardous  waste  or hazardous substances on or across the
Property;  there
have  been and are no actions, suits, administrative agency
orders or other
actions,  or any other legal proceedings against the Seller
or the Property
to  enforce  any  state or federal environmental protection
legislation  or
regulations;  the Seller agrees to indemnify, defend and
hold harmless  the
Purchaser from all liability, loss or damage which the
Purchaser may  incur
by  reason of the assertion of a claim or demand by any
person, federal  or
state  government, political subdivision or administrative
agency  thereof
based  on  an alleged failure of the Seller, the Property,
or the Purchaser
(as  to  conditions existing on the Property at Closing) to
conform to  any
environmental protection legislation or regulation. Should
Purchaser  incur
any  such  liability, loss or damage, the amount thereof,
including  costs,
expenses  and  reasonable  attorneys'  fees  shall  be
reimbursed  to  the
Purchaser by the Seller immediately on written demand. The
agreement of the
Seller  to  indemnify  the Purchaser will not be  deemed  to obligate  the
Purchaser to appear in or defend any action or proceeding
relating  to  any
such  enforcement of environmental protection legislation or regulation  or
obligate the Purchaser to perform any obligation of the
Seller by reason of
any   such   environmental  protection  legislation  or
regulation.    The
warranties, representations and agreements of the Seller in this Paragraph shall survive the Closing.

                                     9

14. Closing Documents. At Closing, the following documents, in addition to the other documents called for herein, shall be executed and/or delivered:

     14.1 Affidavit of Seller. Seller shall execute an
affidavit warranting
          that  Seller has caused no repairs or improvements
to be made  to
          the  Property  within the last ninety-five  (95)
days  prior  to
          Closing which remain unpaid at the time of Closing; that there are no judgments, bankruptcies, liens, leases or other claims against the Property or against Seller that would create an encumbrance upon the Property, except as otherwise specified herein. Such affidavit shall, in any event, be sufficient to induce  the  Title  Company  to issue the  Title
Policy  without
          exception for mechanics' and materialmen's liens or the rights of parties in possession not shown by the public records.

     14.2 FIRPTA   Affidavit.  Seller  shall  execute  a
Certificate   of
          Nonforeign Status in accordance with Section 1445 of the Internal
          Revenue Code of 1954, as amended, and the Regulations thereunder
          (hereinafter referred to as "Section 1445").

     14.3 Georgia  Withholding  Tax. Seller shall execute
and  deliver  to
          Purchaser  an  Affidavit  of Seller's  Residence
or  a  Seller's
          Certificate of Exemption establishing that Seller
is exempt  from
          the  requirements  of  O.C.G.A.   48-7-128  and
the  regulations
          promulgated  thereunder (hereinafter referred to
as the  "Georgia
          Withholding  Statute").   If Seller is  unable  to
furnish  such
          Affidavit  or  Certificate, the closing attorney
shall  withhold
          three  percent (3%) of the Purchase Price [or
three percent  (3%)
          of the "net taxable gain" shown on an Affidavit of Seller's
          Gain], and shall pay such sum to the Department of Revenue of the
          State of Georgia ("Department of Revenue") pursuant to the
          Georgia Withholding Statute. Any such amount withheld and paid to the Department of Revenue shall be deemed to have been paid to the Seller in cash at the Closing and shall be credited against the Purchase Price.

     14.4 Purchase  Money  Note  and  Security Deed.  The
Purchaser  shall
          execute  and  deliver to Seller the Purchase Money
Note  and  the
          Purchase   Money  Security  Deed,  along  with
other   documents
          reasonable requested by Seller's counsel.

     14.5 Authority of Seller. Seller shall deliver to Purchaser evidence satisfactory to Purchaser and the Title Company of its due and
          proper authority and power to perform its obligations hereunder.

     14.6 Blanket  Bill  of  Sale.   Seller shall deliver
to  Purchaser  a
          Blanket Bill of Sale and Assignment conveying the personal property.

     14.7 Assignment and Assumption of Leases.  Seller and
Purchaser  shall
          execute and deliver an Assignment of Seller's
Interest in  Leases
          affecting the Property, and the obligations of Seller as landlord thereunder shall be assumed as of the date of Closing by
          Purchaser.

     14.8 Rent Roll. Seller shall deliver a rent roll certified as true and correct describing all leases affecting the Property, the names of tenants thereunder, the expiration date thereof, the amount of rental due thereunder, and security deposits held by Seller, if any.

                                    10

     14.9 Miscellaneous Documents. Seller and Purchaser shall also execute and deliver a memorandum reflecting all adjustments of the
          Purchase Price, and such other documents as may be reasonably required by Purchaser or Seller to close this transaction in accordance with the terms and conditions set forth in this
          Agreement.

15. Assignment. The rights of Purchaser under this Agreement cannot be assigned in whole or in part without the prior written consent of Seller, which consent will not be unreasonably withheld. Seller acknowledges that
Purchaser is contemplating a 1031 like-kind exchange and Seller will reasonably cooperate to effectuate such exchange, including, without limitation, consenting to assignments made to effectuate said like-kind exchange.

16. Brokerage Commission. Seller and Purchaser hereby represent and warrant, each to the other, that no party is entitled, as a result of the actions of Seller or Purchaser, as the case may be, to a real estate commission or other fee resulting from the execution of this Agreement or the transaction contemplated hereby, and Seller and Purchaser hereby agree to indemnify, defend and hold each other harmless from and against any and all costs, damages and expenses (including attorneys' fees) resulting directly or indirectly from any such claim arising out of the actions of or contact with Seller or Purchaser, as the case may be. The representations, warranties and indemnities contained in this Paragraph shall survive the rescission, cancellation, termination or consummation of this Agreement.

17.      Notices.  Any  notice  or  communications  required
or  permitted
hereunder  shall  be in writing and shall be sent either by:
(i)  personal
delivery  service with charges therefor billed to shipper;
(ii)  expedited
delivery  service  with  charges therefor billed to shipper;
(iii)  United
States  Mail, postage prepaid, registered or certified mail, return receipt
requested;  or  (iv)  facsimile  transmission,  addressed
to   Seller   or
Purchaser,  at the address set forth hereinbelow, or at such other  address
as the parties may have designated by notice to the other
given as provided
above.  Any notice or communication sent as hereinabove
provided  shall  be
deemed  given  or  delivered:  (i)  upon receipt  if
personally  delivered
(provided that such delivery is confirmed by the courier
delivery service);
(ii)  if  sent by United States Mail, on the date. appearing on the  return
receipt  therefor,  or  if  there is no date on such  return receipt,  the
receipt  date shall be presumed to be the postmark date
appearing  on  such
return  receipt;  (iii) on the date of delivery by any
expedited  delivery
service;  or  (iv)  if  sent by facsimile, upon receipt
provided  that  an
original  of  such  notice is given in accordance with any
other  delivery
method  provided herein within twenty-four (24) hours after
the sending  of
such  facsimile  transmission.  Any notice  or
communication  required  or
permitted hereunder shall be addressed as follows:

     To Seller:          Georgia Properties, Inc.
                    c/o National Capital Management
                    Corporation
                         50 California Street, Suite 3300
                    San Francisco, California 94111
                    Attention: Mr. Leslie A. Filler

                    With a copy to:

                    Scoggins, Ivy & Goodman, P.C.
                    2800 Marquis One Tower
                    245 Peachtree Center Avenue, N.E.
                    Atlanta, Georgia 30303
                    Attention: Kim A. Roberson, Esq.

                                    11

     To Purchaser:  Mr. William R. Dixon, Jr.
                    Tiburon Capital Corporation
                    50 California Street, Suite 3300
                    San Francisco, California 94111
                    With a copy to:

                    Samuel L. Farb, Esq.
                    Berliner Cohen
                    Ten Almaden Boulevard, 11th Floor
                    San Jose, California 95113-2233

18.  Remedies.

     18.1 Remedies of Seller. In the event of Purchaser's default under this Agreement, either before or after the Exercise Date, Seller agrees to provide Purchaser
          with written notice of such default specifying the nature of such default. Purchaser shall have five (5) days from the date of receipt  of  said  notice  to cure such  default.
In  the  event
          Purchaser does not cure such default within such 5-day period and provided that Seller has fully performed all of its obligations hereunder, then the Earnest Money shall be paid to Seller as full liquidated damages and Purchaser shall be released from all liability or obligation hereunder to Seller and no other remedy, including the remedy of specific performance, shall be available for Purchaser's breach of this Agreement and Seller specifically waives  any  rights  to  pursue any other remedy.
Purchaser  and
          Seller acknowledge that it would be difficult to ascertain the actual damages suffered by Seller as a result of any default by
          Purchaser and agree that such liquidated damages are reasonable and are not intended as a penalty, but as full liquidated damages pursuant to O.G.C.A.  13-6-7.

     18.2      Remedies of Purchaser.  In the event of
Seller's default under
       this Agreement, Purchaser agrees to provide Seller with written notice of such default specifying the nature of such default.
Seller shall have ten
       (10) days from the date of receipt of said notice to cure such default.
       In the event Seller does not cure such default within such 10-day period,
       Purchaser's sole remedies shall be: (i) to terminate this Agreement, receive a refund of the Earnest Money and reimbursement of Purchaser's out-of-pocket expenses incurred in connection with this Agreement, the
       Property and this transaction; or (ii) to pursue a decree of specific performance (and to file or record a lis pendens or notice of pending action in connection with such specific performance action) excluding damages except Purchaser's reasonable attorneys' fees, which shall be paid by Seller if Purchaser prevails in such action.
No other remedy
       shall be available for Seller's breach of this Agreement and Seller hereby specifically waives any rights to pursue any other remedy.
       Purchaser shall bring any action for specific performance hereunder within thirty (30) days after the expiration of the ten (10) day period set forth in this Paragraph or its right to bring such action shall be waived.
19.  Miscellaneous.

     19.1 Entire   Agreement.   This  Agreement  constitutes
the   entire
          agreement between the parties hereto and it is understood and agreed that all undertakings and agreements heretofore had between these parties are merged herein and superseded hereby.
          No representation,

                                    12

          promise or inducement not included herein shall be binding upon any  party  hereto.  The  terms  "Seller"
"Purchaser"  shall  be
          construed in the plural and the appropriate gender will be read into all pronouns used herein to reference any of said parties whenever the sense of this Agreement so requires.

     19.2 No 0ral Modifications. This Agreement shall not be modified or amended except by an instrument in writing executed by or on behalf of Purchaser and Seller.

     19.3 Binding Effect. The provisions of this Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, successors
          and assigns and the legal representatives of their estates, as the case may apply.

     19.4 Closing. The word "Closing" or words of similar import as used in this Agreement shall be construed to mean the originally fixed time and Closing Date specified herein or any adjourned time and date provided herein or agreed to in writing by the parties.

     19.5 Time of Essence.    Time is of the essence of this
Agreement.

     19.6 Delivery  of  Possession. Possession of  the
Property  shall  be
          granted to Purchaser no later than Closing, subject to the rights of tenants in possession.

     19.7 Calculation of Time. If the time period by which any right, option or election provided under this Agreement must be exercised, or by which any act required hereunder must be performed, or by which the
          Closing must be held, expires on a Saturday, Sunday or legal holiday, then such time period shall be automatically extended through the close of business on the next regular business day.

     19.8 Counterparts. This Agreement may be executed in any number of counterparts, any one of which shall be deemed an original, and all of which shall constitute one and the same
Agreement.

     19.9 Captions. Captions contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement nor the intent of any provision hereof.

     19.10 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Georgia.

     19.11 Earnest Money. The Option Consideration shall be held by
          Seller pending the Closing.

     19.12      Date of This Agreement. The "Date of This
Agreement"  means
the Exercise Date.

     19.13 Legal Advice. Seller has received legal advice from the
          Firm of Scoggins, Ivy & Goodman, P.C. with respect to the terms and  conditions of this Agreement. Scoggins, Ivy &
Goodman,  P.C.
          represents only the Seller, and has not
represented the Purchaser
          in connection herewith. This Agreement shall be construed in accordance with its meaning and not for or against any party based upon attribution to such party as the source of the
          language in question.

                                    13

     19.14      Recording. It is expressly agreed and
understood that  this
          Agreement shall not be recorded in any manner whatsoever, as an exhibit or attachment to any other instrument so filed, or otherwise, in the office of the Clerk of the Superior Court of
          Fulton County, Georgia.

     19.15     Inspection of Property.  Purchaser represents
that Purchaser
          has  fully  inspected  the Property and agrees  to
purchase  the
          Property  wholly  "AS  IS,"  it  being  agreed
that  except   as
          specifically  set forth herein, Seller has made no
warranties  or
          representations  whatsoever  pertaining  to  the
Property,   the
          condition thereof, the value thereof, or any other matter with respect to the Property.

THIS AGREEMENT has been executed first by Purchaser and shall be deemed a continuing offer by said party to purchase, until the day of ______, 199_, at 6:00 o'clock P.M. Eastern Time. If an executed and unaltered acceptance hereof is not returned to the address noted herein of Purchaser by said time, this offer shall be deemed withdrawn.

IN WITNESS WHEREOF, the parties hereto set their respective hands and affixed their seals on the day and year indicated below.

Signed, sealed and delivered            PURCHASER:
in the presence of:
                                   Date Executed by
Purchaser:
/s/Tania Tully                     December 21, 1995
Witness                            /s/William R. Dixon. Jr.
                                   WILLIAM R. DIXON, JR.
                                   an individual
/s/Claudia Courtade
Notary Public

My Commission Expires:
December 26, 1998

Signed, sealed and delivered            SELLER:
in the presence of:
                                   Date Executed by Seller:
                                   December 20, 1995
/s/Jennifer M. Constantinides
Witness                            GEORGIA PROPERTIES, INC.,
                                   a Delaware corporation
/s/ Susan Ford
Notary Public
                                   By: /s/ Herbert J. Jaffe
                                   Name:  Herbert J. Jaffe
                                   Title: President
My Commission Expires:
April 13, 1999                     (CORPORATE SEAL)

                                    14

                                EXHIBIT "A"

All  that  tract or parcel of land lying and being in Land
Lot 186  of  the
14th District of Fulton County, Georgia, and being more particularly described as follows:

BEGINNING at a point marked by an iron pin on the
southeasterly side of the
right  of  way  of Campbellton Road 500.5 feet
northeasterly,  as  measured
along  the  southeasterly side of Campbellton Road, from a
point where  the
southeasterly side of Campbellton Road intersects the west
line of Land Lot
186;  thence North 71 degrees 20 minutes East along the
southeasterly  side
of   Campbellton  Road  71.4  feet  to  an  iron  pin;
thence   continuing
northeasterly along the southeasterly side of Campbellton
Road  480.4  feet
to  an  iron pin; thence South 0 degrees 30 minutes West
844.5 feet  to  an
iro6 pin; thence North 89 degrees 16. minutes West 547.0 feet to an iron pin; thence North i degree 32 minutes East 702.2 feet to an iron pin on the southeasterly side of Campbellton Road and the point of beginning.

LESS AND EXCEPT that tract of land condemned for the widening of
Campbellton  Road by the City of Atlanta by Civil Action No.
D-477,  being
more particularly described as follows:

All  that  tract or parcel of land lying and being in Land
Lot 186  of  the
14th District of Fulton County, Georgia, and being more particularly described as follows:

BEGINNING at a point 501.3 feet east of the west line of
land lot  186,  as
measured along the southerly right-of-way of Campbellton
Road prior to  the
1968  widening  of  Campbellton Road; thence running North
84  degrees  26
minutes  52  seconds East along the back of the sidewalk
77.75  feet  to  a
point;  thence running. North 89 degrees 59 minutes East
along the back  of
the  sidewalk 155.05 feet to a point, said Point being five
(5)  feet  from
the  curb; thence South 81 degrees 21 minutes 23 seconds
West fifty  (50.0)
feet  to a point, said point being twelve and five-tenths
(12.5) feet  from
the curb; thence running South 89 degrees 59 minutes West, one hundred and eighty-three (183.0) feet to a point, said point being the point of beginning. Said tract of land containing 1,267.68 square feet as shown on a plat dated September 29, 1981.

AND LESS AND EXCEPT:

     All that tract or parcel of land and being in Land Lot
186 of the 14th
District, Fulton County, Georgia and being more particularly described as follows:

BEGINNING  at  a  point  located 19.61 feet  right  if
Centerline  Station
211+25.88,  according to plans in the office of the City of
Atlanta  Bureau
of  Highways  and  Streets  entitled "Campbellton Road
Widening-Phase  1";
thence  proceed  South  01 degrees 54' 47" West for 15.29
feet  along  the
common  line  with B. R. Keappler to a point located 33.97
feet  right  of
Centerline Station 211+20.72; thence proceed Southwesterly
for 114.64  feet
following  the  arc  of a curve to the right said arc having a  radius  of
1840.00  feet and being subtended by a chord running south
76  degrees  37'
48"  West for 114.62 feet to a point located 28.18 feet
right of Centerline
Station 210+.08.17' thence proceed South 78 degrees 24' 54"
West for  433.6
feet  to  a point located 31.58 feet right of Centerline
Station 205+76.45;
thence  proceed  North  03 degrees 08' 15" East for 11.90
feet  along  the
common line with Kermit G. Warren to a point to a point
located 20.00  feet
right of Centerline Station 205+79.27; thence proceed North
81 degrees  45'
46"  East for 183.52 feet to a point located 27.50 feet
right of Centerline
Station  207+62.64; thence proceed North 70 degrees 47' 37"
East for  50.00
feet  to  a point located 20.00 feet right of Centerline
Station 208+12.07'
thence proceed North 79 degree 25' 14" East for 73.84 feet to a point located 20.00 feet right of Centerline Station 208+85.91; thence proceed
Northeasterly for 242,63 feet following the arc of a curve to the left said arc having a radius of 1820.00 feet and being subtended by a chord running
North 75 degrees 30' 31" East for 242.43 feet to the point of the
BEGINNING.


                                EXHIBIT "B"

1. Ad valorem taxes for the year 1996 and subsequent years.

2. Easement in favor of Georgia Power Company, recorded at Deed Book
     4558, Page 205, Fulton County, Georgia Records.

3.   Temporary Easement contained in Warranty Deed from
Georgia Properties,
     Inc. to City of Atlanta, dated July 14, 1994 and recorded at Deed Book
     18465, Page 231, Fulton County, Georgia Records.

4.   Deed to Secure Debt and Security Agreement from
Trustees of University
     Real Estate Trust to Life Insurance Company of Georgia dated September
     14, 1977, recorded at Deed Book 6791, Page 138, Fulton
County, Georgia
     Records, in the original principal amount of $1,610,000.00,

     1st  Modification  to Deed to Secure Debt between
Georgia  Properties,
     Inc., a Delaware corporation and Life Insurance Company of Georgia, a
     Georgia corporation, dated November 12, 1992, recorded at Deed Book
     16255, page 186, Fulton County, Georgia Records.

5. Assignment of Lessor's Interest in Leases from the Trustees of
     University  Real  Estate Trust to Life Insurance
Company  of  Georgia
     dated September 14, 1977, recorded at Deed Book 6791,
Page 156, Fulton
     County, Georgia Records.

     1st  Modification to Assignment of Lessor's Interest in
Leases between
     Georgia  Properties, Inc., a Delaware corporation and
Life  Insurance
     Company  of  Georgia, a Georgia corporation, dated
November  1,  1992,
     recorded at Deed Book 16255, Page 186, Fulton County,
Georgia Records.

6.   Second Modification to Deed to Secure Debt between
Georgia Properties,
     Inc., a Delaware corporation, and Life Insurance
Company of Georgia, a
     Georgia corporation, dated as of September 30, 1995, and recorded on or about the date thereof in Fulton County, Georgia
Records.

     Second  Modification  to  Assignment of Lessor's
Interest  in  Leases
     between Georgia Properties, Inc., a Delaware corporation, and Life
     Insurance Company of Georgia, a Georgia corporation, dated as of
     September 30, 1995, and recorded on or about the date thereof in
     Fulton County, Georgia Records.


         DEED TO SECURE DEBT AND SECURITY AGREEMENT
      THIS INDENTURE, made this 14th day of September, 1977 between MARTIN L. ROSENZWEIG, GEORGE M. KLEIN, FRANK M. McLAUGHLIN, HOWARD T. JASKOL AND GORDON D. WILLIAMS, not individually, but as trustees of UNIVERSITY REAL ESTATE TRUST (hereinafter called the "Borrower") and LIFE INSURANCE COMPANY OF GEORGIA (hereinafter called the "Lender")
                    W I T N E S S E T H :
     That for and in consideration of the sum of TEN DOLLARS ($10.00) in hand paid and the other considerations hereinafter mentioned, receipt whereof is hereby acknowledged, the Borrower does hereby bargain, sell, grant and convey to the Lender, its successors and assignee, all that tract or parcel of land lying and being in Land lot 186 of the 14th District of Futon County, Georgia, and being more particularly described on Exhibit "A" attached hereto and made a part hereof.

      TOGETHER WITH all and singular the rights, members and appurtenant thereto, whether now owned or hereafter acquired by the Borrower including, but not limited to, all rent, profits, issues and revenues of the premises from time to time accruing, whether under leases or tenancies now existing or hereafter created, reserving only the right to the Borrower to collect the same so long as the Borrower is not in default hereunder.

      TOGETHER WITH the apparatus, chattels and fixtures now or hereafter created or placed in or upon said real property or any improvement thereon or now or hereafter attached to or used in connection with said real property or any improvement  thereon,  and  all additions  thereto  and  all replacements or substitutions thereof, whether or not the same have or would become a part of said real property by attachment thereto, including without limiting the generality of the foregoing, all furnace, heaters, stoves, ranges, kitchen cabinets, dishwashers, gas and electric light fixtures, refrigerating, ventilating, incinerating, garbage disposal, laundry, kitchen, restaurant, bar, air conditioning equipment, all elevators, screens, screen doors, awnings, blinds, drapes, carpets, floor coverings, furniture, furnishings, gas and oil tanks and equipment, swimming pool maintenance equipment, pipes, wires and plumbing, and also all shrubbery or plants sow or hereafter located on aid real property or improvements, all of which shall to the extent permitted by law be considered as annexed to or forming a part of said real property.

     TO HAVE AND TO HOLD the premises and all parts, rights, members and appurtenance thereof, to the use, benefit and behalf of the Lender, its successors and assigns, in fee simple forever; and the Borrower covenants that it is lawfully seized and possessed of the premises in fee simple and has good right to convey the same, that the same are unencumbered and that the Borrower will warrant and defend the title thereto against the claims of all persons whomsoever.

      This conveyance is intended to operate and is to be construed as a deed passing the title to the premises to the Lender and is made under these provisions of the existing laws of the State of Georgia relating to Deeds to Secure Debt, and not as a mortgage, and is given to secure a debt evidenced by a certain First Mortgage (Security Deed) Real Estate Note including any extensions or renewals thereof, (hereinafter called the "Note" and to which reference is made for all purposes) of even date herewith executed by the Borrower, payable to the order of the Lender at the office and place of business of Lender in Atlanta, Georgia, or at such other place as the Lender or any subsequent holder may from time to time require, in the principal sum of ONE MILLION SIX HUNDRED TEN THOUSAND DOLLARS ($1,610,000.00), interest thereon from date at the rate specified, with the final installment of principal of interest, if not sooner paid, due and payable on October 1, 1992.
     The Borrower covenants with the Lender as follows:

                          ARTICLE I

      1.01 Payment of Indebtedness. The Borrower will pay the Note according to the tenor thereof and all other sums secured hereby promptly as the same shall become due.

       1.02 Monthly Deposits. At Lender's option, the Borrower will deposit with the Lender, on the due date of each monthly installment under the Note, a sum which, in the estimation of the Lender, shall be equal to one-twelfth (1/12) of the annual taxes and assessments; said deposits to be held by the Lender, free of interest, and free of any liens or claims on the part of creditors of the Borrower and as a part of the security of the Lender, and to be used by the Lender to pay current taxes and assessments on the premises as the same accrue and are payable. Said deposits shall not be, nor deemed to be, trust funds, but may be commingled with the general funds of the Lender. If said deposits are insufficient to pay the taxes and assessments is full as the same become payable, the Borrower will deposit with the Lender such additional sum or sums as may be required is order for the Lender to pay such taxes and assessments in full. Upon say default in the provisions of this indenture or the Note, the Lender may, at its option, apply say money in the fund resulting from said deposits to the payment to the indebtedness secured hereby in such manner as it may elect.

     1.03 Taxes, Liens and Other Charges.

     (a) In the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulations, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of debts secured by deeds to secure debt or security agreements or the manner of collecting taxes so as to affect adversely the Lender, the Borrower will promptly pay any such tax; if the Borrower fails to make such prompt payment then the entire balance of the principal sum secured by this indenture and all interest accrued thereon shall, without notice, immediately become due and payable at the option of the Lender.

      (b) The Borrower will pay, before the same become delinquent, all taxes, liens, assessments and charges of every character already levied or assessed or that may hereafter be levied or assessed upon or against said premises and all utility charges, whether public or private, and upon demand will furnish the Lender receipt bills evidencing such payment.

      (c) The Borrower will not suffer any mechanics', materialman's, laborer's, statutory, or other lien which might or could be prior to or equal to the lien of the indenture  to be created or to remain outstanding  upon  any part of the premises.
       1.04 Insurance. The Borrower will keep the improvements, whether now standing on said premises or hereafter created, continuously insured against loss or damage by fire and against such other hazards as the Lender, is its reasonable discretion, shall from time to time require, for the benefit of the Lender; that all such insurance at all times will be in an insurance company or companies and in terms reasonably acceptable to the Lender, with loss, if any, payable to the Lender as its interest may appear, pursuant to a mortgage clause which shall be satisfactory to the Lender; and that forthwith upon the issuance of such policies the Borrower will deliver the same and all renewals thereof to the Lender and will also deliver to the Lender receipts for the premises paid thereon. Any policies furnished Lender shall become its property in the event Lender becomes the owner of said premises by foreclosure or otherwise. The Lender, in conjunction with the Borrower, is hereby authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies on the premises, and to collect and receive the proceeds from any such policy or policies. Each insurance company is hereby authorized and directed to make payment for all such losses, up to the balance owed on the indebtedness secured hereby, directly to the Lender, instead of to the Borrower and Lender jointly. In case of loss under any such policy or insurance, the Lender may apply the set proceeds to the payment of the indebtedness hereby secured, whether due or not, or the Lender may require the building to be repaired or replaced by the use of said net proceeds.

     1.05 Care of Premises.

      (a) The Borrower will keep the improvements now or hereafter erected on the premises in good condition and repair, and will not commit or suffer any waste and will not set do or suffer to be done anything which will increase the risk of fire or other hazard to the premises or any part thereof.

     (b) The Borrower will not remove or demolish nor alter the design or structural character of any building located on the premises without the written consent of the Lender.

     (c) If the premises or any part thereof is damaged by fire or say other cause, the Borrower will give immediate written notice of the same to the Lender.

      (d) The Lender or its representative is hereby authorized to enter upon and inspect the premises at any time during normal business hours.

     (e) The Borrower will promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the premises or any part thereof.

      (f) If all or any part of the premises shall be damaged by fire or other casualty or if a part of the premises shall be damaged through condemnation, the Borrower will promptly restore, repair or alter the remaining property in a manner satisfactory to the Lender.

      (g) The Borrower will at all times during the term hereof maintain utility services, including sewage disposal and water supply facilities, approved by any and all governmental or quasigovernmental agencies having jurisdiction over the same.

     1.06 Further Assurances. At any time, and from time to time, upon request by the Lender, the Borrower will make, execute and deliver or cause to be made, executed and delivered, to the Lender, any and all other further instruments, certificates and all other further instruments, certificates and other documents as may, in the opinion of the Lender be necessary or desirable in order to effectuate, complete or perfect or to continue and preserve the obligation of the Borrower under the Note and the lien of this Deed of Secure Debt. Upon any failure by the Borrower so to do, the Lender may make, execute and record any and all such instruments, certificates and documents for and in the name of the Borrower and the Borrower hereby irrevocably appoints the Lender, the agent and attorney in fact of the Borrower so to do.

     1.07 Leases Affecting the Premises. The Borrower shall perform all covenants to be performed by the landlord under say and all leases on the premises or any part thereof.

      1.08 Expenses. The Borrower will pay or reimburse the Lender for all reasonable attorneys' fees, costs and expenses incurred by the Lender in any proceedings necessary to protect its rights and interest under this Deed to Secure Debt, the Note secured hereby and collateral documents pertaining thereto including, but not limited to, the exercise of the power of sale of this deed, any condemnation action involving the premises or any action to protect the security hereof; and any such amounts paid by the Lender shall be added to the indebtedness secured by the lien of this deed.

     1.09 Estoppel Affidavits. The Borrower or Lender, upon ten (10) days' prior written notice, shall furnish to each other a written statement, duly acknowledged, setting forth the unpaid principal of, and interest on, the indebtedness secured hereby and whether or not any effect or defenses exist against such principal and interest.

      1.10 Subrogation. The Lender shall surrogated to the claims and liens of all parties whose claims or liens of all parties whose claims or liens are discharged or paid with the proceeds of the indebtedness secured hereby.
     1.11 Performance by Lender of Defaults by Borrower. If the Borrower shall default in the payment of any tax, lien, assessment or charge levied or assessed against the premises; in the payment of any utility charge, whether public or private; in the payment of insurance premium; in the procurement of insurance coverage and the delivery of the issuance policies required hereunder or in the performance or observance of any other covenant, condition or term of this Deed to Secure Debt or other instrument given to secure payment of said Note, then the Lender, at its option, may perform or observe the same, and all payments made for costs or incurred by the Lender in connection therewith, shall be secured hereby and shall be, without demand, immediately repaid by the Borrower to the Lender with interest thereon at the maximum rate allowed by the laws of the State of Georgia or at the rate of twelve percent (12%) per annum, whichever is less. The Lender shall be the sole judge of the legality, validity and priority of any such tax, lien, assessment, charge, claim and premium; and of the necessity for any such actions and of the amount necessary to be paid in satisfaction thereof. The Lender is hereby empowered to enter and to authorize others to enter upon the premises or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or term, without thereby becoming liable to the Borrower or any person in possession holding under the Borrower.
      1.12 Condemnation. If all or such a substantial part of the premises so as to make the premises unusable for the purposes intended shall be damaged or takes through condemnation (which term when used in this indenture shall include any damage or taking by any governmental authority or any entity having conferred upon it the power of condemnation and any transfer by private sale in lieu thereof), either temporarily or permanently, the Lender shall be entitled to all compensation, awards and the Lender shall be entitled to other payments or relief thereof, up to the balance owed on the indebtedness secured hereby, and is hereby authorized, at its option, to commence, appear in and prosecute, in item own or the Borrower's name, any action or proceedings relating to any condemnation, and to settle or compromise any claim in connection therewith. all such compensation, awards, damages, claims of action and proceeds and the right thereto are hereby assigned by the Borrower to the Lender, who after deducting therefrom all its expenses, including attorneys' fees, may release any moneys so received by it without affecting the lien of this deed and may apply the same in such manner as the Lender shall determine, to the reduction of the sums secured hereby, and to any prepayment fee herein provided, and any balance of such monies then remaining shall be paid to the Borrower. The Borrower agrees to execute such further assignment of any compensation, awards, damages, claims, rights of action and proceeds as the Lender may require.

      1.13 Annual Reports. The Borrower will furnish to the Lender annually within sixty (60) days next following the end of the Borrower's fiscal year statements, prepared by a Certified Public Accountant, satisfactory to the Lender, of annual income and expenses on the property described herein for the previous fiscal year, itemized according to each category of income and each classification of expenses and a certification of the accuracy of each such statement.

                         ARTICLE II

      2.01 Event of Default. The term default, or event of default, wherever used is this indenture, shall mean any one or more of the following events:

     (a) Failure by the Borrower to pay as and when due and payable any installment of principal, interest or escrow deposits;

      (b) Failure by the Borrower to duly observe any other covenant, condition or agreement of the Note or of its indenture or of any other instrument given to secure payment of said Note following thirty (30) days' written notice by Lender to Borrower of such default.
     (c) The filing by the Borrower of a voluntary petition in bankruptcy or the Borrower's adjudication as a bankrupt or insolvent, or the filing by the Borrower of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the Borrower's seeking or consenting to or acquiescence in the appointment of any trustee, receiver or liquidator of the Borrower or of all or any substantial part of the premises or of any or all the rents, revenues, issues, earnings, profits or income thereof, or the making of any general assignment for the benefit of creditors, or the admission in writing of its inability to pay its debts generally as they become due.
      2.02 Acceleration of Maturity. If an event of default shall have occurred and shall have continued for ten (10) days after notice and demand, then the whole unpaid principal sum of the indebtedness secured hereby with interest accrued thereon shall, at the option of the Lender, become due and payable without further notice or demand, time being of the essence of this indenture; and so omission on the part of the Lender to exercise such option when entitled so to do shall be considered as a waiver of such right.

     2.03 Right of Lender to Enter and Take Possession.

      (a) If an event of default shall have occurred and be continuing, the Borrower, upon demand of the Lender, shall forthwith surrender to the Lender the actual possession of the premises and if (and to the extent) permitted by law, the Lender may enter and take possession of the premises and may exclude the Borrower and the Borrower's agents and employees wholly therefrom.

      (b) Upon every such entering and taking possession, the Lender may hold, store, use, operate, manage, control and maintain the premises and conduct the business thereof, and from time to time (i) make all necessary and proper repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personally and other property;
(ii) insure or keep the premises insured; (iii) manage and operate the premises and exercise all the rights and powers of the Borrower in its name or otherwise, with respect to the name; and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted the endure, all as the Lender may from time to time determine to be to its best advantage; and the Lender may collect and receive all of the income, rents, profits, issues and revenues of the premises, including the past due as well as those accruing thereafter and after deducting (aa) all expenses of taking, holding managing and operating the premises (including compensation for the services of all persons employed for such purposes); (bb) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions; (cc) the cost of such insurance;
(dd) such taxes, assessments and other charges prior to the lien of this indenture as the Lender may determine to pay;
(ee) other proper charges upon the promises or any part thereof; and (ff) the reasonable compensation and expenses of attorneys and agents of the Lender, shall apply the remainder of the money so received by the Lender, first to the payment of accrued interest; then to the payment of escrow deposits as may be required in Paragraph 1.02 and any sums due under the terms of Paragraph 1.11 and finally to the payment of overdue installments of principal.
      (c) For the purpose of carrying out the previsions of this Paragraph 2.03, the Borrower hereby constitutes and appoints the Lender the true and lawful attorney in fact of the Borrower to do and perform, from time to time, any and all actions necessary and incidental to such purpose.
      (d) Whomever all such events of default have been cured and satisfied, the Lender shall surrender possession of the premises to the Borrower, provided that the right of the Lender to take possession, from time to time, pursuant to subparagraph 2.03(a) shall exist if any subsequent event of default shall occur and be continuing.
     2.04 Appointment of a Receiver.
      (a) If an event of default shall have occurred and be continuing, the Lender, upon application to a court of competent jurisdiction, shall be entitled, without notice and without regard to the adequacy of any security for the indebtedness hereby secured or the solvency of any party bound for its payment to the appointment of a receiver to take possession of and to operate the premises and to collect the rents, profits, issues, and revenues thereof.
      (b) The Borrower will pay to the Lender upon demand all expenses, including receiver's fees, attorneys' fees, costs and agent's compensation, incurred pursuant to the provisions contained in this Paragraph 2.04; and all such expenses shall be secured by this indenture.
     2.05 Power of Sale. If the indebtedness secured hereby shall not be paid when it becomes due, whether by acceleration or otherwise, the Lender, at its option, may sell the premises or any part of the premises at public sale or sales before the door of the courthouse of the County in which the premises or any part of the premises is situated, to the highest bidder for cash in order to pay the indebtedness secured hereby and accrued interest thereon and insurance premiums, liens, assessments, taxes and charges, if any, with accrued interest thereon, and all expenses of the sale and of all proceedings in connection therewith, including reasonable attorneys' fees, after advertising the time, place and terms of sale once a week for four (4) weeks, immediately preceding such sale, (but without regard to the number of days) in any newspaper published or having general circulation in said County, or in the newspaper in which Sheriff's sales are advertised in said County. The Lender may bid and purchase at such sale.

     2.06 Authority to Convey. At any such public sale, the Lender may execute and deliver to the purchaser a conveyance of the premises or any part of the premises in fee simple with full warranties of title and to this and, the Borrower hereby constitutes and appoints the Lender the agent and attorney in fact of the Borrower to make such sale and conveyance, and thereby to divest the Borrower of all right, title or equity that the Borrower may have in and to the premises and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney in fact are hereby ratified and confirmed and any recitals in said conveyance or conveyances as to the facts essential to a valid sale shall be binding on the Borrower. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, are granted as cumulative of the other remedies provided by law for collection of the indebtedness secured hereby and shall not be exhausted by one exercise thereof but may be exercised until full payment of all sums secured hereby.

      2.07 Application of the Proceeds of Sale. Upon any such public sale pursuant to the aforementioned power of sale and agency, the proceeds of said sale shall be applied first to payment of the indebtedness secured hereby and accrued interest thereon, then to said insurance premiums, liens, assessments, taxes and charges including utility charges with accrued interest thereon and then to the expenses of such sale and of all proceedings in connection therewith, including fifteen percent (15%) thereof as attorney's fees, and finally, the remainder, if any, shall be paid to the Borrower.

      2.08 Borrower as tenant Holding Over. In the event of any such public sale pursuant to the aforesaid power of sale and agency, the Borrower shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

      2.09 Discontinuance of Proceedings and Restoration of the Parties. In case the Lender shall have proceeded to enforce any right or remedy under this indenture by receiver, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Lender, then and in every such case the Borrower and the Lender shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of the Lender shall continue as if no such proceeding had been taken.

      2.10 Remedies Cumulative. No rights, power or remedy conferred upon or served to the Lender by this indenture is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy gives hereunder or now or hereafter existing at law or in equity or by statute.

                         ARTICLE III

      3.01 Successors and Assigns Included in Parties. Whenever in this indenture one of the parties hereto is named or referred to, the heirs, legal representatives, successors and assigns of such parties shall be included and all covenants and agreements contained in this indenture by or on behalf of the Borrower or by or on behalf of the Lender shall bind and inure to the benefit of their respective heirs, legal respresentatives, successors and assigns, whether so expressed or not.

       3.02 Headings. The headings of the sections, paragraphs and subdivisions of this indenture are for the convenience of reference only, are not to be considered a part hereof, and shall not limit or otherwise affect any of the terms hereof.

      3.03 Invalid Provisions to Affect No Others. If fulfillment of any provisions hereof or any transaction related hereto or to the Note, at the time performance of such provisions shall be due, shall involve transcending the limit of validity prescribed by law, the ipso facto, the obligations to be fulfilled shall be reduced to the limit of such validity; and if any clause or provisions herein contained operates or would prospectively operate to invalidate this indenture in whole or in part, then such clause or provisions only shall be held for naught, as though not here contained, and the remainder of this indenture shall remain operative and in full force and effect.

      3.04 Number and Gender. Whenever the singular or plural number, masculine or feminine or neuter gender is used herein, it shall equally include the other.

                         ARTICLE IV

     4.01 Leader shall be surrogated to the claim and liens of all parties whose claims or liens are discharged or paid with the proceeds of the loan secured hereby.
     4.02 The insurance required by Paragraph 1.04 shall be in the amount of the full replacement value of the improvements located on the premises with an extended endorsement and a mortgage clause making loss, if say, payable to Lender.
      4.03 Lender herein shall have, and is hereby granted, the right to inspect the premises and the improvements thereas at any time and from time to time without giving advance notice to, and without obtaining the advance approval  of,  Borrower or of any lessee or lessees  of  the premises.
      4.04 Notwithstanding any provisions of this Deed to Secure Debt to the contrary, Leader shall not seek a personal judgment order of decree against the Borrower for failure to comply with any of the terms, provisions or covenants contained in this Deed to Secure Debt, nor seek or assert a deficiency judgment against the Borrower, its successors or assigns, is any foreclosure or power of sale proceeding under this Deed to Secure Debt; provided that the aforesaid exculpation shall not impair the lien or priority of this Deed to Secure Debt or the right of Lender to exercise the power of sale and other remedies herein against the Premises or the Borrower's interest in the Premises conveyed herein.
     4.05 This Agreement is entered into by UNIVERSITY REAL ESTATE TRUST ( the "Trust"), which was organized pursuant to a Declaration of Trust, dated December 14, 1973; recorded in the City of San Francisco, California. Section 9.6 of said Declaration of Trust provides that any written instrument creating an obligation of the Trust shall be conclusively taken to have been executed or done by trustees or by a trustee, officer, employee or agent, respectively. The obligation of the Trust under this Agreement, and under all agreements and documents relating to or entered into is connection with this Agreement, is not personally binding upon, nor shall resort be had to the private property of, any of the trustees, shareholders, officers, employees, attorneys or agents of the Trust.
      IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed and sealed on the day and year first above written.
                         MARTIN L. ROSENZWEIG, GEORGE E.
                         KLEIN, FRANK M. McLAUGHLIN, HOWARD
                         T. JASKOL and GORDON D. WILLIAMS,
                         not individually, but as trustees
                         of UNIVERSITY REAL ESTATE TRUST, a
                         California real estate trust.

                                                         BY:
_________________________________
                                MARTIN   L.  ROSENZWEIG,   a
trustee
                               whose  personal liability  is
excluded
                              as aforesaid.

Signed, sealed and delivered
in the presence of:

/s/___________________________
WITNESS

/s/___________________________
NOTARY PUBLIC

INTANGIBLE TAX CERTIFICATE FULTON COUNTY GEORGIA

Grantor Trustee of university Real Estate Trust

Grantee Life Insurance Co. of Ga

Location of Real Estate, City Atlanta 186 Div. 14

Date  of Execution of Notes --19-- Final Maturity Oct 1 1992
Term 15 yrs
Date of Execution of Security Deed Sept 14 1977 Face Amount of Deed $1,610,000.00

      I certify that the Intangible Tax required by law on the notice prior to the recording of Security Debt (@$1.50 per $500 or section on shown by lose Security Deed) in the amount of $4830.00 has been paid this 16 day of Sept 1977.
       WILLIAM   LEE  ROBERTS,  Tax  Commissioner   By   /s/
G.J.Markwell, Deputy.
ALL THAT TRACT or parcel of land lying and being in Land Lot 186 of the 14th District of Fulton County, Georgia, and being more particularly described as follows:

BEGINNING at a point marked by an iron pin on the southeasterly side of Campbellton Road 501.3 feet northeasterly, as measured along the southeasterly side of Campbellton Road, from a point where the southeasterly side of Campbellton Road intersects the west line of Land Lot 186; thence continuing northeasterly along the southeasterly side of Campbellton Road 550 feet to an iron pin; thence south 0 degrees 30 minutes west, along the west side of property of K.W. Keappler 844.5 feet to an iron pin; thence north 89 degrees 16 minutes west 547 feet to an iron pin; thence north 1 degree 32 minutes east along the east side of property of Kermit G. Warren 709.2 feet to an iron pin on the southeasterly side of Campbellton Road and the point of beginning.
Subject to:
      Ad valorem taxes for the year 1977 and subsequent years.
      Easement in favor of Georgia Power Company recorded in Deed Book 4558, page 205, Fulton County, Georgia Records.
      Drainage, sewer and power-line easements and rights as disclosed on Plat of Survey prepared by Eston Pendley, Surveyor, dated September 21, 1964.
     Rights of tenants is possession.
GEORGIA FULTON COUNTY
FILED AND RECORDED

STATE OF CALIFORNIA                CROSS REFERENCE TO:
COUNTY OF SAN FRANCISCO                 DEED BOOK 6791, PAGE
138,
                                   FULTON COUNTY, GEORGIA
                                   RECORDS


   FIRST MODIFICATION TO DEED TO SECURE DEBT AND SECURITY
    AGREEMENT (Original Deed to Secure Debt and Security
               Agreement recorded at Deed Book 6791, Page
               138, Fulton County, Georgia Records)

      THIS FIRST MODIFICATION TO DEED TO SECURE DEBT AND SECURITY AGREEMENT ( the "First Modification") is made and entered into as of this 1st day of November, 1992, by and between GEORGIA PROPERTIES, INC., a Delaware Corporation (hereinafter "Granter"), and LIFE INSURANCE COMPANY OF GEORGIA, a Georgia corporation, (hereinafter "Grantee"), whose mailing address is 5700 Powers Ferry Road, NW, Atlanta, Georgia 30327.

                    W I T N E S S E T H :

      WHEREAS, MARTIN L. ROSENZWEIG, GEORGE H. KLEIN,  FRANK
H. McLAUGHLIN, HOWARD T. JASKEL AND GORDON D. WILLIAMS, not individually, but trustees of University Real Estate Trust (the "Trust") did execute and deliver to Grantee a Deed to secure Debt and Security Agreement, dated September 14, 1977, recorded at the Deed Book 6791, Page 138, Fulton County, Georgia Records (the "Security Deed"); and

      WHEREAS, the Security Deed was given to secure a certain First Mortgage (Security Deed) Real Estate Note from Granter to Grantee, dated September 14, 1977 in the original principal amount of ONE MILLION SIX HUNDRED TEN THOUSAND AND 00/00 DOLLARS ($1,610,000.00), bearing interest as provided therein, and becoming due and payable on or before October 1, 1992 (the "Note"), and
     WHEREAS, Granter succeeded to the interest of the Trust as owner of the real property encumbered by the Security Deed pursuant to that certain Deed under Power of Sale dated March 2, 1972, and recorded in Deed Book 15047, Page 309, aforesaid records.

      WHEREAS, Grantor and grantee have modified the Note by First Modification to First Mortgage (Security Deed) Real Estate Note, dated as of the date hereof, which Modification provides, among other things, for a change in interest rate, change in payment terms, and a change in final maturity and
      WHEREAS, Grantor and Grantee wish to modify the Security Deed to confirm that the Security Deed secures the Note as modified by the First Modification to First Mortgage (Security Deed) Real Estate Note.
      NOW,  THEREFORE,  for  and  in  consideration  of  the
foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged Grantor and Grantee hereby agree that the Security Deed shall be modified as follows:

      1. The term "Note" as used in the Security Deed shall refer to and men the "First Mortgage (Security Deed) Real Estate Note, dated September 14, 1977, from the Trust to Grantee in the original principal amount of ONE MILLION SIX HUNDRED TEN THOUSAND AND 00/000 DOLLARS ($1,610,000.00) as modified by First Modification to First Mortgage (Security
Deed) Real Estate Note, dated as of November 1, 1992, between Grantor and Grantee with interest thereon all being due and payable on or before September 30, 1995.

      2. The Security Deed shall secure all indebtedness evidenced by the Note referred to in paragraph 1 hereof as modified, including all other indebtedness as that term is used in the Security Deed, the indebtedness as of October 31, 1992 being $1,221,950.98.

      3. Except as herein expressly amended, each and every term, condition, warranty and provision of the Security Deed, including the non-recourse provision set forth therein, shall remain unchanged and, except as otherwise disclosed to Grantee, is hereby ratified, confirmed and approved by Grantor. Nothing contained herein shall be construed to alter or affect the priority of the lien or title, created by the Security Deed, as amended hereby, in favor of any junior encumbrances, grantee or purchaser, or any purchaser requiring or holding an interest in the Secured Property, and any provision of this First Modification construed to be in conflict with the desire of Grantee that the lien of the Security Deed, as amended hereby, be maintained and preserved prior to (i) any and all execution of encumbrances affecting the Secured Property subsequent to the execution of the Security Deed, and (ii) any and all encumbrances affected the Secured Property arising prior to the execution of the Security Deed, shall, at Grantee's option, be void and of no force or effect, it being the expressed declared intention of Grantee that no novation of the security Deed be created by this First Modification.
      4. The Security Deed, as amended by this First Modification contains the complete understanding of the parties with respect to the subject matter thereof, supersedes all prior negotiations and proposals with respect thereto, may not be amended except in writing executed by the party to be bound hereunder. This First Modification shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Georgia without reference to Georgia conflicts of law principles. The parties hereto waive application of the legal principle that an instrument is to be construed against the party drafting it.

      5. The First Modification shall be binding upon and shall inure to the benefit of the parties hereto, and their respective heirs, successors, legal representatives, and permitted assigns, whether voluntary by act of the parties, or involuntary by operation of law, as the case may be.
      IN WITNESS WHEREOF, the Grantor by it duly authorized trustee has hereunto executed and delivered this First Modification to Grantee and the undersigned Grantee by it duly authorized officers has hereunto executed this First
Modification  under seal all as of the day  and  year  first above written.
                                   GRANTOR:
Signed,  Sealed and Delivered            GEORGIA PROPERTIES,
INC., a
in the presence of:                Delaware corporation

/s/Susan M. Newton____
WITNESS                              By:  _/s/  Herbert   J.
Jaffe____
                                        Its: President

/s/Francie A. Herbowy__
NOTARY PUBLIC                           [CORPORATE SEAL]


                                   GRANTEE:
Signed, Sealed and Delivered
in the presence of:                LIFE INSURANCE COMPANY OF
                                      GEORGIA,   a   Georgia
corporation
/s/ ____________________
WITNESS                                                  By:
/s/______________________
                                      Its:    Senior    Vice
President
/s/_____________________
NOTARY PUBLIC



                         EXHIBIT "D"
       FIRST MORTGAGE (SECUITY DEED) REAL ESTATE NOTE
$1,610,000.00
September 14, 1977
                                                  Atlanta,
Georgia

FOR VALUE RECEIVED, the undersigned promises to pay to the order of LIFE INSURANCE COMPANY OF GEORGIA, its successors and assigns, the principal sum of ONE MILLION SIX HUNDRED TEN THOUSAND DOLLARS ($1,610,000.00) or so much of said principal sum as has been from time to time disbursed by the payee to the maker hereof, with interest thereon follows:

The aforesaid principal sum shall bear interest at the rate of eight and one-quarter percent (8 1/4%) per annum, and principal and interest shall be payable as follows:

Interest only at the stated rate shall be due and payable in consecutive monthly installments of ELEVEN THOUSAND SIXTY-EIGHT AND 75/100 DOLORS ($11,068.75) each, commencing on November 1, 1977 and on the first day of each month thereafter through to and including the first day of October 1978.

Commencing on October 1, 1978 the aforesaid principal sum shall be due and payable in one hundred sixty-eight (168) consecutive principal and interest monthly installments, installments No. 1 to 167 both inclusive, being for the sum of TWELVE THOUSAND THREE HUNDRED THREE DOLLARS ($12,303.00) each and installment 168 being for the balance of principal and interest then owing; the first of said monthly amortized installments being due and payable November 1, 1978 and said monthly amortized shall continue to be due and payable on the first day of each month thereafter until all are fully paid (the final installment being due and payable if not sooner paid, on October l, l992, which said monthly installment shall applied first to the payment of interest at the rate of eight and one-quarter percent (8 1/4%) per annum, and any amount remaining after payment of interest sha11 be applied to the unpaid part of the principal.

This indebtedness may be prepaid in any amount or at any time without penalty.

Should any default occur in the payment as stipulated above of either the interest or principal or in the performance of any of the terms, covenants, conditions, requirements or articles contained in that certain Deed to Secure Debt and Security Agreement herein mentioned and executed to secure this obligation of this Note and shall have continued for ten (10) days after notice and demand, then and in that event, the principal of this Note or any unpaid part thereof and all interest accrued thereon shall, in the sole discretion of the holder, at once become due and payable and may be collected forthwith without notice to the undersigned, regardless of the stipulated date of maturity, TIME BEING OF THE ESSENCE OF THIS CONTRACT; also, if any monthly amortized payment or any part thereof is not paid within fifteen (15) days of the date it is due, the holder of this Note may collect a late charge up to an amount equal to four percent (4%) of the amount of the monthly payment; the collection of such a late charge by the holder shall not be deemed a waiver by the holder of any of its rights hereunder or under any other document given to secure this Note and in the event this Note or any part hereof is collected by law, by or through an attorney at law, the undersigned hereby agrees to pay all costs of collection, including fifteen percentum (15%) of the principal and interest

                              2

as attorneys' fees. The maker, and any endorsers or any guarantors hereof, waive protest, demand, presentment and notice of dishonor and agree that this Note may be extended in whole or in part without limit as to the number of such extensions or the period or periods thereof, and without notice to them and without affecting their liability thereon. Failure to accelerate the debt by reason of default in the full payment of a monthly payment or in the acceptance of a past due payment, or in the performance of any of the terms, covenants, conditions, requirements or articles contained in that certain Deed to Secure Debt and Security Agreement or indulgence granted from time to time, shall not be construed as a novation of the contract or a waiver of the right of the holder to thereafter insist upon strict compliance with the terms of the contract without previous notice of such intention being given to the undersigned.
The undersigned hereby waives and renounces, for itself, its successors or assigns, any and all rights to the benefits of any appraisements, exemption and homestead now provided, or which may hereafter be provided, by the Constitution and laws of the United States of America and of any state thereof to and in all its property, real and personal, intangible and mixed, against the enforcement and collection of this Note.
If any party to this Note shall become insolvent and be adjudged a bankrupt or file a general assignment for the benefit of creditors or file a petition under any of the rehabilitative provisions of the Bankruptcy Act, then and in either of these events the holder of this Note shall have the option to treat this Note as all due and payable at once.
                              3


This Note is secured by a certain Deed to Secure Debt and Security Agreement of even date herewith made by and between the undersigned, as Borrower and LIFE INSURANCE COMPANY OF GEORGIA, as Lender, conveying title to certain real estate in Land Lot 186, 14th District, Fulton County, Georgia.

It is understood and agreed by all the parties to this Note that the taking or releasing of any security under aforesaid Deed to Secure Debt and Security Agreement in no way release or affect the liability of the undersigned.

This obligation is made and intended as a Georgia contract and is to be construed and governed by the laws of the State of Georgia.

Notwithstanding any provisions of this Note or in any instrument or document now or hereafter securing indebtedness, the total liability of maker or any endorsers or guarantors for payments in the nature of interest shall not exceed the limits imposed on the date of this Note by the usury laws of the State of Georgia.

In any action or proceeding brought on this Note or any instrument securing this Note or the indebtedness evidenced hereby, no personal or deficiency judgment or decree shall be sought or obtained against the undersized or against the successors and assigns of the undersigned. The holder this Note shall rely solely upon the real and/or personal property described in any instrument securing this Note for the satisfaction of the indebtedness evidenced hereby.

This  Agreement  is  entered  into by University  Real
Estate Trust (the "Trust"}, which was organized pursuant to a Declaration of Trust, dated December 14, 1973, recorded in the City of San Francisco, California.
Section       9.6  of  said
Declaration of Trust provides that any written instrument

                              4

creating an obligation of the Trust shall be conclusively taken to have been executed or done by trustees or by a trustee, officer, employee or agent, respectively. The obligation of the Trust under this Agreement, and under all agreements and documents relating to or entered into in connection with this Agreement, is not personally binding upon, nor shall resort be had to the private property of, the trustees, shareholders, officers, employees or agents of the Trust.

IN WITNESS WHEREOF, the undersigned has caused this document to be executed and sealed the day and year first above written.

          MARTIN L. ROSENZWEIG, GEORGE H.
          KLEIN, FRANK H. McLAUGHLIN, HOWARD T.   JASKOL and
          GORDON D. WILLIAMS, NOT individual1y, but as trustees of UNIVERSITY REAL ESTATE TRUST, a
          California real estate trust

          By: /s/Martin L. Rosenzweig MARTIN L. ROSENZWEIG,
          a trustee whose personal liability is excluded as
          aforesaid.



                   FIRST MODIFICATION TO FIRST MORTGAGE
                     (SECURITY DEED) REAL ESTATE NOTE

THIS FIRST MODIFICATION TO FIRST MORTGAGE (SECURITY DEED) REAL ESTATE NOTE (hereinafter the "First Modification") is entered into as of the 1st day of November, 1992, by and between GEORGIA PROPERITES, INC., a Delaware corporation (hereinafter "Borrower") and LIFE INSURANCE COMPANY OF GEORGIA, a Georgia corporation (hereinafter "Holder").

WHEREAS, MARTIN L. ROSENZWEIG, GEORGE H. KLEIN, FRANK A. McLAUGHLIN, HOWARD T. JASKOL and GORDON D. WILLIAMS, not individually, but as trustees of University Real Estate Trust, a California real estate trust (hereinafter the "Trust") did execute and deliver to Holder a FIRST MORTGAGE (SECURITY DEED) REAL ESTATE NOTE dated September 14, 1977, in the original principal amount of ONE MILLION SIX HUNDRED TEN THOUSAND AND N0/100 ($1,610,000.00) DOLLARS (the "Note"); and

WHEREAS, Borrower succeeded to the interest of the Trust as owner of the real property securing the Note pursuant to that certain Deed under Power of Sale dated march 3, 1992, and recorded in Deed Book 15047, Page 309, Fulton County, Georgia records.

WHEREAS, Borrower and Holder wish to modify the Note to provide for among other things, a change in interest rate, payment terms and loan term; and

WHEREAS, Borrower and Holder wish to enter into this First
Modification for that purpose.

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Holder hereby agree that the Note shall be modified as follows:

1.    Borrower  and Holder hereby acknowledge that ONE
MILLION SIX  HUNDRED
TEN THOUSAND AND N0/100 ($1,610,000.00) DOLLARS have been advanced under the Note and that the outstanding principal balance is $1,211,950.98 as of October 31, 1992.

2.   The term of the Note is modified as follows:

     Notwithstanding any provisions to the contrary contained in the Note, the Note shall have a final maturity thereof of September 30, 1995.

3. The interest rate on the Note shall be modified as follows:
     Notwithstanding any provision contained in the Note to the contrary, interest on the unpaid principal balance of the Note from time to time outstanding shall accrue and be due and payable at an interest rate of nine and one-eighth (9.125%) percent per annum, effective as of September 30, 1992.
4.   Payment terms of the Note shall be modified as follows:
     Notwithstanding any provisions contained in the Note to the contrary, the Note is payable in monthly installments of principal and interest in an amount of $12,906.94, due and payable on the first day of each month, commencing on November 1, 1992, and continuing on the first day of each month thereafter, with the final payment of the then outstanding principal balance, together with any accrued and unpaid interest being due and payable on September 30, 1995.
5. Except as expressly modified herein, the Note, including the non-recourse provisions set forth therein, shall otherwise remain in full force and effect.

6. This First Modification contains the complete understanding of the parties with respect to the subject matter thereof, supersedes all prior negotiations and proposals with respect thereto, and may not be amended except in writing executed by the party to be bound hereunder. This First Modification shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Georgia without reference to Georgia conflicts of law principles. The parties hereto waive application of the legal principle that an instrument is to be construed against the party drafting it.

7.    Borrower  and Holder hereby agree that this First
Modification  shall
not constitute a novation of the Note nor release any security given to secure the repayment of the Note.

8. This First Modification shall be binding upon and shall inure to the benefit of the parties hereto, and their respective heirs, successors, legal representatives, and

                              2

authorized  officer  has hereunto executed this Second
Modification under seal all as of the day and year first above written.

                                        BORROWER:
                                        GEOGIA PROPERTIES,
INC.
                                        a Delaware
Corporation

                                        By: /s/ Herbert J.
Jaffe
                                             Herbert J.
                                              Jaffe,
                                              President
                                              [CORPORATE
                                              SEAL]

                                        HOLDER:
                                        LIFE INSURANCE
                                        COMPANY OF GEORGIA,
                                        a Georgia
                                        corporation

                                        By: /s/
                                        Its:
                                             [CORPORATE
SEAL] .
            SECOND MODIFICATION TO FIRST MORTGAGE
              (SECURITY DEED) REAL ESTATE NOTE
THIS SECOND MODIFICATION TO FIRST MORTGAGE (SECURITY DEED) REAL ESTATE NOTE (hereinafter the "Second Modification") is entered into as of the 30th day of September, 1995, by and between GEORGIA PROPERTIES, INC., a Delaware corporation (hereinafter "Borrower") and LIFE INSURANCE COMPANY OF GEORGIA, a Georgia corporation (hereinafter "Holder"). WHEREAS, MARTIN L. ROSENZWEIG, GEORGE H. KLEIN, FRANK A. McLAUGHLIN, HOWARD T. JASKOL and GORDON D. WILLIAMS, not individually, but as trustees of University Real Estate Trust, a California real estate trust (hereinafter the "Trust") did execute and deliver to Holder a FIRST MORTGAGE (SECURITY DEED) REAL ESTATE NOTE dated September 14, 1977, in the original principal amount of ONE MILLION SIX HUNDRED TEN THOUSAND AND NO/100 ($1,610,000.00) DOLLARS (the "Note"); and
WHEREAS, Borrower succeeded to the interest of the Trust as owner of the real property securing the Note pursuant to that certain Deed under Power of Sale dated March 3, 1992, and recorded in Deed Book 15047, Page 309, Fulton County, Georgia records.
WHEREAS, Borrower and Holder did modify the Note by First Modification to First Mortgage (Security Deed) Real Estate Note dated as of November 1, 1992, which modification provided, among other things, for a change in interest rate, change in payment terms, and a change in final maturity of payment; and
WHEREAS, Borrower and Holder wish to again modify the Note by this Second Modification for the purpose of extending the final maturity for the payment of the Note.
NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Holder hereby agree that the Note shall be modified as follows:
1.    Borrower  and Holder hereby acknowledge that ONE
MILLION SIX  HUNDRED
TEN THOUSAND AND NO/100 ($1,610,000.00) DOLLARS have been advanced under the Note and that the outstanding principal balance is $1,077,613.77 as of September 30, 1995.

2.   The term of the Note is modified as follows:

     Notwithstanding any provisions to the contrary contained in the Note, the Note shall have a final maturity thereof of December 31, 1996.

3.   Payment terms of the Note shall be modified as follows:

     Notwithstanding any provisions contained in the Note to the contrary, the Note is payable in monthly installments of principal and interest in an amount of $12,906.94, due and payable on the first day of each month, commencing on October 1, 1995, and continuing on the first day of each month thereafter, with the final payment of the then outstanding principal balance, together with any accrued and unpaid interest being due and payable on December 31, 1996.

4. Except as expressly modified herein, the Note, including the non-recourse provisions set forth therein, shall otherwise remain in full force and effect.

5. This Second Modification contains the complete understanding of the parties with respect to the subject matter thereof, supersedes all prior negotiations and proposals with respect thereto, and may not be amended except in writing executed by the party to be bound hereunder. This Second Modification shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Georgia without reference to
Georgia conflicts of law principles. The parties hereto waive application of the legal principle that an instrument is to be construed against the party drafting it.
6. Borrower and Holder hereby agree that this Second Modification shall not constitute a novation of the Note nor release any security given to secure the repayment of the Note.

7. This Second Modification shall be binding upon and shall inure to the benefit of the parties hereto, and their respective heirs, successors, legal representatives, and permitted assigns, whether voluntary by act of the parties, or involuntary by operation of law, as the case may be.

8.    Borrower  acknowledges and agrees that it shall perform
all  of  its
obligations   under  the  Loan  Documents  and  this  Second
Modification, including, without limitation, payment of the principal and interest, and that Borrower does not have, shall not assert and hereby voluntarily and knowingly waives any claim, right, defense, setoff, cause of action or counterclaim that would permit Borrower to avoid or reduce, in whole or in part, any of such obligations.
Borrower further acknowledges and agrees that any failure on its part to perform any of its obligations under this Second Modification shall, without notice to any person or entity, constitute a default and event of default under the Note.

IN WITNESS WHEREOF, the undersigned Borrower has, by its duly authorized officer, hereunto executed and delivered this Second Modification to Holder and the undersigned Holder by its duly

                             -2-

permitted assigns, whether voluntary by act of the parties, or involuntary by operation of law, as the case may be.

9.    Borrower  acknowledges and agrees that it shall perform
all  of  its
obligations   under  the  Loan  Documents  and  this  First
Modification, including, without limitation, payment of the principal and interest, and that Borrower does not have, shall not assert and hereby voluntarily and knowingly waives any claim, right, defense, setoff, cause of action or counterclaim that would permit Borrower to avoid or reduce, in whole or in part, any of such obligations.
Borrower further acknowledges and agrees that any failure on its part to perform any of its obligations under this
First   Modification  shall,  without  notice  to  any
person or entity, constitute a default and event of default under the Note. Nothing herein shall be construed to create any rights in Holder greater than those provided in the Note, as modified by paragraphs numbered 1 - 4 above.

IN WITNESS WHEREOF, the undersigned Borrower has, by its duly authorized trustee, hereunto executed and delivered this First Modification to Holder and the undersigned
Holder by its duly authorized officers has hereunto executed this First Modification under seal all as of the day and year first above written.

                                   BORROWER:
                                   GEORGIA PROPERTIES, INC.,
                                   a Delaware Corporation

                                   By: /s/ Herbert J. Jaffe
                                   Its: President

                                   HOLDER:

                                   LIFE INSURANCE COMPANY OF
                                   GEORGIA, a Georgia
                                   corporation

                                   By: /s/ Reggie Dawson
                                   Its.: Senior Vice
President
STATE OF CALIFORNIA
COUNTY OF SAN FRANCISCO


          SECOND MODIFICATION TO DEED TO SECURE DEBT AND
           SECURITY AGREEMENT (Original Deed to Secure Debt and Security
                      Agreement recorded at Deed Book 6791,
                      Page 138, Fulton County, Georgia
                      Records)

THIS SECOND MODIFICATION TO DEED TO SECURE DEBT AND SECURITY AGREEMENTS (The "Second Modification") is made and entered into as of the 30th day of September, 1995, by and between GEORGIA PROPERTIES, INC., a Delaware corporation (hereinafter "Grantor"), and LIFE INSURANCE COMPANY OF GEORGIA, a Georgia corporation (hereinafter "Grantee"), whose mailing address is c/o ING NA Investment Centre, 300 Galleria Parkway, N.W,, Suite 1200, Atlanta, Georgia 30339-3149.
                    W I T N E S S E T H :
WHEREAS, MARTIN L. ROSENZWEIG, GEORGE H. KLEIN, FRANK H. McLAUGHLIN, HOWARD T. JASKOL and GORDON D. WILLIAMS, not individually, but as trustees of University Real Estate Trust (the "Trust") did execute and deliver to Grantee a Deed to Secure Debt and Security Agreement, dated September 14, 1977, recorded at Deed Book 6791, Page 138, Fulton County, Georgia Records (The "Security Deed"); and
WHEREAS, the Security Deed was given to secure a certain First Mortgage (Security Deed) Real Estate Note from Grantor to Grantee, dated September 14, 1977, in the original principal amount of ONE MILLION SIX HUNDRED TEN THOUSAND AND NO/100 DOLLARS ($1,610,000.00), bearing interest as provided therein, and becoming due and payable on or before October 1, 1992 (the "Note"); and
WHEREAS, Grantor succeeded to the interest of the Trust as owner of the real property encumbered by the Security Deed pursuant to that certain Deed under Power of Sale dated March 3, 1992, and recorded in Deed Book 15047, Page 309, aforesaid records.
WHEREAS, Grantor and Grantee did modify the Note by First Modification to First Mortgage (Security Deed) Real Estate Note, dated as of November 1, 1992, which modification provided, among other things, for a change in interest rate, change in payment terms, and a change in final maturity of payment; and
WHEREAS, Grantor and Grantee did modify the Deed to Secure Debt and Security Agreement by First Modification to Deed to Secure Debt and Security Agreement, dated as of November 1, 1992 and recorded at Deed Book 16255, Page 186, Fulton County, Georgia Records; and
WHEREAS, Grantor and Grantee have modified the Note by Second Modification to First Mortgage (Security Deed) Real Estate Note dated as of the date hereof, which modification provided, among other things, for a change in final maturity of payment; and
WHEREAS, Grantor and Grantee wish to again modify the Security Deed to confirm that the Security Deed secures the Note as modified by the Second Modification to First Mortgage (Security Deed) Real Estate Note.
NOW, THEREFORE, for and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Grantee hereby agree that the Security Deed shall be modified as follows:
1. The Term "Note" as used in this Agreement shall refer to and mean the
First Mortgage (Security Deed) Real estate Note dated September 14, 1977 from the Trust to Assignee in the original principal amount of ONE MILLION SIX HUNDRED TEN THOUSAND AND NO/100 DOLLARS ($1,610,000.00), as modified by First Modification to First Mortgage (Security Deed) real Estate Note dated as of November 1, 1992 between Grantor and Grantee and as modified by Second Modification to First Mortgage (Security Deed) Real estate Note dated as of September 30, 1995 between Grantor and Grantee, with principal and interest thereon, all being due and payable on or before December 31, 1996.

2. The Security Deed shall secure all indebtedness evidenced by the Note referred to in paragraph 1 hereof as modified, including all other indebtedness as that term is used in the Security Deed, the principal indebtedness as of September 30, 1995 being $1,077,613.77.

3. Except as herein expressly amended, each and every term, condition, warranty and provision of the Security Deed, including the non-recourse provisions set forth therein, shall remain unchanged and, except as otherwise disclosed to Grantee, is hereby ratified, confirmed and approved by Grantor. Nothing contained herein shall be construed to alter or affect the priority of the lien or title, created by the Security Deed, as amended hereby, in favor of any junior encumbrances, grantee or purchaser, or any purchaser acquiring or holding an interest in the Secured Property, and any provision of this Second Modification construed to be in conflict with the desire of Grantee that the lien of the Security Deed, as amended hereby, be maintained and preserved prior to (i) any and all encumbrances affecting the Secured Property subsequent to the execution of the Security Deed; and (ii) any and all encumbrances affecting the Secured Property arising prior to the execution of the Security Deed which have been subordinated to the lien of the Security Deed, shall, at Grantee's option, be void and of no force or effect, it being the expressed declared intention of

                             -2-

Grantee that no novation of the Security Deed be created by this Second Modification.

4. The Security deed, as amended by this Second Modification contains the complete understanding of the parties with respect to the subject matter thereof, supersedes all prior negotiations and proposals with respect thereto, may not be amended except in writing executed by the party to be bound hereunder. This Second Modification shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Georgia without reference to Georgia conflicts of law principles. The parties hereto waive application of the legal principle that an instrument is to be construed against the party drafting it.

5. This Second Modification shall binding upon and shall inure to the benefit of the parties hereto, and their respective heirs, successors, legal representatives, and permitted assigns, whether voluntary by act of the parties, or involuntary by operation of law, as the case may be.

IN WITNESS WHEREOF, the Grantor by its duly authorized officer has hereunto executed and delivered this Second
Modification to Grantee and the undersigned Grantee by its duly authorized officers has hereunto executed this Second Modification under seal all as of the day and year first above written.

                                   GRANTOR:
                                   GEORGIA PROPERTIES, INC.,
                                   a Delaware Corporation

                                   By: /s/ Herbert J. Jaffe
                                      Herbert J. Jaffe,
                                      President
                                      [CORPORATE SEAL]
Signed, sealed and delivered
this 26 day of September,
1995, in the presence of:

/s/ Clarke
Unofficial Witness

/s/ Claudia Courtade
Notary Public
My Commission Expires:
12-26-98
[Notarial Seal]

                 [SIGNATURES CONTINUED ON FOLLOWING PAGE] -3-

                  [SIGNATURES CONTINUED ON PREVIOUS PAGE]

                                   GRANTEE:

                                   LIFE INSURNACE COMPANY OF
                                   GEORGIA a Georgia
                                   Corporation


                                   By:/s/
                                   Its:
                                        [CORPORATE SEAL]
Signed, sealed and delivered
this __ day of September,
1995, in the presence of:

/s/
Unofficial Witness

/s/
Notary Public
My Commission Expires:

[Notarial Seal]